SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2014


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      0-54036                   26-4549003
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

6789 Quail Hill Parkway, Suite 112, Irvine, California            92603
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

             670 E. Parkridge, Suite 112, Corona, California 92879
                                (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     Between July 28, 2014 and August 5, 2014, Ciralight Global, Inc. ("Company") sold 3,000,000 shares of common stock to four accredited investors for an aggregate offering price of $300,000. No underwriters were involved in the sale of such securities.

     The above securities were offered and sold pursuant to the exemption from registration contained in Regulation D, Rule 506 promulgated under the Securities Act of 1933, as amended.

     After issuance of the above shares, the Company has 18,621,804 shares of common stock issued and outstanding.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 12, 2014

                                       CIRALIGHT GLOBAL, INC.


                                       By: /s/ Jeffrey S. Brain
                                          --------------------------------------
                                           Jeffrey S. Brain
                                           President and Chief Executive Officer

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